                                                                    Exhibit 4.01


                                                       CONCORD(R)

                                                         [LOGO]
            NUMBER                                                                                SHARES
                                                     THE TOTAL VIEW
             CCR
                                               CONCORD COMMUNICATIONS, INC.

                                                       COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE          INCORPORATED UNDER THE LAWS OF THE         SEE REVERSE FOR CERTAIN DEFINITIONS
IN BOSTON, MA OR NEW YORK, NY                COMMONWEALTH OF MASSACHUSETTS           CUSIP        206186 10 8


THIS CERTIFIES THAT


is the owner of


  FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                          CONCORD COMMUNICATIONS, INC.

(herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to the laws of the Commonwealth of Massachusetts and to the Restated Articles of Organization and the Restated By-laws of the Corporation as from time to time amended. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                       Concord Communications, Inc.
                               Incorporated
                                   1980                 /s/ J.A. Blaeser
/s/ Gary E. Haroian            Massachusetts            PRESIDENT AND
TREASURER                         [Seal]                CHIEF EXECUTIVE OFFICER


                                        ----------------------------------------
                                        COUNTERSIGNED AND REGISTERED:
                                        BANKBOSTON, N.A.
                                        TRANSFER AGENT AND REGISTRAR
                                        AUTHORIZED SIGNATURES

                          CONCORD COMMUNICATIONS, INC.

     The Corporation is authorized to issue more than one class of stock. A copy of the full text of the preferences, voting powers, qualifications and special or relative rights of the shares of each class of stock will be provided to the holder hereof upon written request and without charge.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -   as tenants in common               UNIF GIFT MIN ACT  -  ........Custodian........
TEN ENT   -   as tenants by the entireties                              (Cust)          (Minor)
JT TEN    -   as joint tenants with right of                      under Uniform Gifts to Minors
              survivorship and not as tenants                     Act...........................
              in common                                                        (State)


     Additional abbreviations may also be used though not in the above list.

     For value received, _____________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
     ------------------------------------------

     ------------------------------------------



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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ----------------------------


                                 -----------------------------------------------
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                 CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.